================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                              XPEDIOR INCORPORATED
             (Exact name of registrant as specified in its charter)

                      DELAWARE                                  76-055671
         (State of incorporation or organization)            (I.R.S. Employer
                                                             Identification No.)

             ONE NORTH FRANKLIN, SUITE 1500
                   CHICAGO, ILLINOIS                              60606
         (Address of principal executive offices)              (Zip Code)

                             ----------------------

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-89239 (if applicable)

                          Securities to be registered
                     pursuant to Section 12(b) of the Act:

                                      None
                                (Title of Class)

                          Securities to be registered
                     pursuant to Section 12(g) of the Act:

                       Title of class to be so registered
                       ----------------------------------
                     Common Stock, par value $.01 per share

================================================================================

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Registrant's Common Stock, par value $.01 per share, will be set forth under the caption "Description of Capital Stock" in the prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which prospectus will constitute a part of the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-89239) (the "Form S-1 Registration Statement"), initially filed with the Securities and Exchange Commission on October 18, 1999. Such prospectus, in the form in which it is so filed, shall be deemed to be incorporated herein by reference.

ITEM 2.   EXHIBITS.

         The following exhibits to this Registration Statement on Form 8-A are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.


Exhibit
Number
------

  1. Specimen Common Stock certificate -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement

  2.1 Amended and Restated Certificate of Incorporation of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement

  2.2 Restated Bylaws of the Registrant-- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement

--------------------------------------------------------------------------------

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                XPEDIOR INCORPORATED



                                                By: /s/ Margaret G. Reed
                                                   -----------------------------
                                                Name:   Margaret G. Reed
                                                Title:  Senior Vice President


Date: December 13, 1999


                                        2